Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ ARTIFICIAL INTELLIGENCE AND ROBOTICS ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED FEBRUARY 22, 2018

DATED JUNE 28, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus, the fourth sentence of the final paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

     Rebalancing is effective as of the market close on the third Friday in March, June, September and December.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE